UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:  July 31, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


AllianceBernstein Growth Fund

Annual Report

July 31, 2006

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 27, 2006

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Growth Fund (the "Fund") for the annual reporting period ended July 31, 2006.

Investment Objective and Policies
This open-end fund seeks long-term growth of capital. The Fund invests primarily in equity securities of U.S. companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth. The Fund can invest in foreign securities.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 3000 Growth Index, for the six- and 12-month periods ended July 31, 2006. For a comparison to the broad market, returns are also provided for the S&P 500 Stock Index.

The Fund underperformed its benchmark and the broad stock market for both the six- and 12-month periods ended July 31, 2006.

For the 12-month period ended July 31, 2006, select holdings in the health care, consumer manufacturing and consumer services sectors detracted from the Fund's performance. Core holdings within the finance and energy sectors contributed positively to the Fund's performance.

For the six-month period ended July 31, 2006, relative Fund performance was hurt, in particular, by a number of holdings in the technology, health care and consumer manufacturing sectors. Several individual positions in the financial services and energy sectors were positive contributors to the Fund's six-month returns.

Market Review and Investment Strategy
In the first six months of 2006 there was heightened volatility and risk aversion in the equity markets as investors focused acutely on "macro" and geopolitical concerns, including the perceived threat of inflation and fear of a more protracted tightening of monetary policy. However, with the exception of weak equity prices, the economic environment developed much as anticipated over the past year. This was long-expected to be a transitional year characterized by cyclical deceleration of domestic consumption and residential construction, partially offset by continued strength in capital investment and exports. This outlook has been predicated upon the lagged effect of monetary restraint coupled with the rising burden of energy costs and debt service upon consumers. Still, the robust corporate profit cycle of the past few years has lasted longer than expected. Cash flow generation has been equally impressive and many companies have returned significant capital to shareholders, through both share repurchases and dividend distributions. Inevitably, however, this profit cycle should slow, and the economy and profit growth will decelerate, thus rewarding sustainable growth franchises.

Following the Fund's strong absolute and relative returns in 2005, the unfa-

ALLIANCEBERNSTEIN GROWTH FUND o 1


vorable investment performance of a number of holdings was disappointing, particularly within the technology and health care sectors during the period under review. In several instances, this reflected company fundamentals and led to elimination of the holdings. A number of holdings have underperformed, despite continued robust earnings growth, favorable growth prospects and upward revision of earnings estimates. In such cases, the Fund's U.S. Growth team (the "team") has selectively increased portfolio positions. The protracted underperformance of growth stocks over the past six years has, in many instances, occurred despite consistent fundamental success and earnings growth. This has resulted in an extraordinary compression in the relative valuations of the stocks of a number of highly successful leading companies. These companies have the potential to achieve sustained growth in an anticipated deceleration in overall economic growth and corporate profits.

Equity markets may at times seem volatile and inefficient, yet stock prices ultimately reflect the fundamental success and earnings growth of underlying companies. Accordingly, the team seeks to build the Fund around companies having strong (and in some cases, dominant) business franchises with sustainable competitive advantages and superior prospective growth. Reflecting this, the Fund's holdings achieved 29% average earnings growth in 2005 compared with 20% growth for the Russell 3000 Growth Index. Moreover, the valuation paid for this distinctly superior growth is in line with the Fund's benchmark. Despite lagging investment performance in recent months, there is continued, robust fundamental success of the overall Fund and its relative valuation.

2 o ALLIANCEBERNSTEIN GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Russell 3000 Growth Index, the unmanaged Russell 3000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk
The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                Returns
PERIODS ENDED JULY 31, 2006      6 Months        12 Months
AllianceBernstein Growth Fund
  Class A                         -16.10%         -7.68%
  Class B                         -16.44%         -8.37%
  Class C                         -16.43%         -8.35%
  Advisor Class*                  -15.99%         -7.40%
  Class R*                        -16.14%         -7.68%
  Class K*                        -16.04%         -7.50%
  Class I*                        -15.92%         -7.22%
  Russell 3000 Growth Index        -4.83%         -0.54%
  S&P 500 Stock Index               0.67%          5.38%

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/96 TO 7/31/06

Russell 3000 Growth Index: $17,442

S&P 500 Stock Index: $23,406

AllianceBernstein Growth Fund Class A: $15,748

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           AllianceBernstein     Russell 3000
         Growth Fund Class A     Growth Index      S&P 500 Stock Index
7/31/96          9,575               10,000               10,000
7/31/97         14,176               14,915               15,211
7/31/98         17,363               17,577               18,148
7/31/99         20,481               21,664               21,814
7/31/00         22,711               26,900               23,771
7/31/01         15,491               17,687               20,367
7/31/02         10,945               12,582               15,556
7/31/03         12,517               14,177               17,211
7/31/04         13,889               15,409               19,476
7/31/05         17,055               17,537               22,211
7/31/06         15,748               17,442               23,406

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Fund Class A shares (from 7/31/96 to 7/31/06) as compared to the performance of the Fund's benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2006

                    NAV Returns          SEC Returns
-----------------------------------------------------
Class A Shares
1 Year                 -7.68%              -11.60%
5 Years                 0.32%               -0.54%
10 Years                5.10%                4.65%

Class B Shares
1 Year                 -8.37%              -12.03%
5 Years                -0.44%               -0.44%
10 Years(a)             4.49%                4.49%

Class C Shares
1 Year                 -8.35%               -9.26%
5 Years                -0.40%               -0.40%
10 Years                4.35%                4.35%

Advisor Class Shares+
1 Year                 -7.40%               -7.40%
5 Year                  0.62%                0.62%
Since Inception*        4.37%                4.37%

Class R Shares+
1 Year                 -7.68%               -7.68%
Since Inception*        0.15%                0.15%

Class K Shares+
1 Year                 -7.50%               -7.50%
Since Inception*        0.34%                0.34%

Class I Shares+
1 Year                 -7.22%               -7.22%
Since Inception*        0.64%                0.64%



(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

                                               SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                            -4.06%
5 Years                                           -0.73%
10 Years                                           4.31%

Class B Shares
1 Year                                            -4.53%
5 Years                                           -0.62%
10 Years(a)                                        4.15%

Class C Shares
1 Year                                            -1.51%
5 Years                                           -0.60%
10 Years                                           4.01%

Advisor Class Shares+
1 Year                                             0.52%
5 Year                                             0.42%
Since Inception*                                   4.70%

Class R Shares+
1 Year                                             0.30%
Since Inception*                                   2.23%

Class K Shares+
1 Year                                             0.45%
Since Inception*                                   2.41%

Class I Shares+
1 Year                                             0.77%
Since Inception*                                   2.73%

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans, and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6 o ALLIANCEBERNSTEIN GROWTH FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                        Ending
                  Account Value                  Account Value                   Expenses Paid
                February 1, 2006                 July 31, 2006                   During Period*
            ------------------------         ---------------------           -----------------------
              Actual    Hypothetical         Actual    Hypothetical**          Actual    Hypothetical
            --------    ------------         ------    ------------           -------    -------------
                 >            >                 >          >                      >          >
Class A       $1,000       $1,000            $838.99    $1,017.95              $6.29       $ 6.90
Class B       $1,000       $1,000            $835.62    $1,014.18              $9.74       $10.69
Class C       $1,000       $1,000            $835.67    $1,014.38              $9.56       $10.49
Advisor
Class         $1,000       $1,000            $840.07    $1,019.39              $4.97       $ 5.46
Class R       $1,000       $1,000            $838.64    $1,017.65              $6.56       $ 7.20
Class K       $1,000       $1,000            $839.65    $1,018.50              $5.79       $ 6.36
Class I       $1,000       $1,000            $840.85    $1,020.43              $4.02       $ 4.41

* Expenses are equal to the classes' annualized expense ratios of 1.38%, 2.14%, 2.10%, 1.09%, 1.44%, 1.27% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GROWTH FUND o 7


PORTFOLIO SUMMARY
July 31, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $1,457.7


SECTOR BREAKDOWN *
  30.5%      Technology
  23.0%      Health Care
  18.5%      Finance
  13.2%      Consumer Services
   4.6%      Energy
   2.9%      Aerospace & Defense
   2.1%      Consumer Manufacturing
   1.6%      Capital Goods
   1.5%      Multi-Industry Companies
   0.9%      Basic Industry
   0.6%      Consumer Staples

   0.6%      Short-Term

TEN LARGEST HOLDINGS**
July 31, 2006

                                                                 Percent of
Company                                      U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Apple Computer, Inc.                          $71,497,658             4.9%
WellPoint, Inc.                                68,860,350             4.7
Google, Inc. Class A                           67,674,330             4.7
Genentech, Inc.                                64,323,021             4.4
Legg Mason, Inc.                               58,929,820             4.1
Schlumberger, Ltd.                             58,191,588             3.9
QUALCOMM, Inc.                                 55,874,054             3.8
The Goldman Sachs Group, Inc.                  54,073,500             3.7
Teva Pharmaceutical Industries, Ltd. (ADR)     46,040,744             3.2
Lowes Cos., Inc.                               43,977,938             3.0
                                             $589,443,003            40.4%



* All data are as of July 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.

**   Long-term investments.


8 o ALLIANCEBERNSTEIN GROWTH FUND


PORTFOLIO OF INVESTMENTS
July 31, 2006

Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------
COMMON STOCKS-99.4%
Technology-30.4%
Communication Equipment-5.4%
Motorola, Inc.                                1,008,290      $22,948,680
QUALCOMM, Inc.                                1,584,630       55,874,054
                                                             ------------
                                                              78,822,734

Computer Hardware/Storage-5.1%
Apple Computer, Inc.(a)                       1,052,055       71,497,658
Sun Microsystems, Inc.(a)                       676,950        2,944,732
                                                             ------------
                                                              74,442,390

Computer Peripherals-1.0%
Network Appliance, Inc.(a)                      502,000       14,904,380

Computer Services-0.8%
Euronet Worldwide, Inc.(a)*                     127,930        3,250,702
Infosys Technologies, Ltd. (ADR)*               216,980        8,915,708
                                                             ------------
                                                              12,166,410

Internet Media-6.2%
Google, Inc. Class A(a)                         175,050       67,674,330
Yahoo!, Inc.(a)*                                844,100       22,908,874
                                                             ------------
                                                              90,583,204

Semiconductor Components-7.5%
Advanced Micro Devices, Inc.(a)*              1,916,100       37,153,179
Broadcom Corp. Class A(a)                     1,459,250       35,007,407
Marvell Technology Group, Ltd.(a)*            1,159,400       21,506,870
NVIDIA Corp.(a)*                                674,000       14,915,620
                                                             ------------
                                                             108,583,076

Software-1.5%
Autodesk, Inc.(a)                               227,400        7,756,614
SAP AG (ADR)*                                   305,300       13,930,839
                                                             ------------
                                                              21,687,453

Miscellaneous-2.9%
Amphenol Corp. Class A                          760,310       42,638,185
                                                             ------------
                                                             443,827,832

Health Care-23.0%
Biotechnology-6.8%
Genentech, Inc.(a)                              795,880       64,323,021
Gilead Sciences, Inc.(a)*                       555,510       34,152,755
                                                             ------------
                                                              98,475,776

Drugs-5.7%
Eli Lilly & Co.*                                274,500       15,583,365
Merck & Co., Inc.                               525,500       21,161,885
Teva Pharmaceutical Industries, Ltd. (ADR)*   1,391,800       46,040,744
                                                             ------------
                                                              82,785,994


ALLIANCEBERNSTEIN GROWTH FUND o 9


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------

Medical Products-1.9%
Alcon, Inc.                                     252,060      $27,832,465

Medical Services-8.6%
Caremark Rx, Inc.                               698,090       36,859,152
UnitedHealth Group, Inc.                        413,900       19,796,837
WellPoint, Inc.(a)*                             924,300       68,860,350
                                                             ------------
                                                             125,516,339
                                                             ------------
                                                             334,610,574

Finance-18.5%
Banking-Money Center-2.2%
JPMorgan Chase & Co.*                           715,150       32,625,143

Brokerage & Money Management-10.5%
Greenhill & Co., Inc.*                          150,700        8,734,572
Legg Mason, Inc.                                706,000       58,929,820
Merrill Lynch & Co., Inc.                       220,800       16,078,656
The Charles Schwab Corp.                        937,800       14,892,264
The Goldman Sachs Group, Inc.                   354,000       54,073,500
                                                             ------------
                                                             152,708,812

Insurance-2.7%
American International Group, Inc.              635,840       38,576,413

Miscellaneous-3.1%
Citigroup, Inc.                                 784,330       37,890,982
State Street Corp.                              128,000        7,687,680
                                                             ------------
                                                              45,578,662
                                                             ------------
                                                             269,489,030

Consumer Services-13.2%
Advertising-0.3%
aQuantive, Inc.(a)                              211,600        4,337,800

Apparel-1.1%
Coach, Inc.(a)                                  266,300        7,645,473
Under Armour, Inc. Class A(a)*                  212,310        8,524,246
                                                             ------------
                                                              16,169,719

Broadcasting & Cable-1.9%
Comcast Corp. Class A(a)                        815,970       28,053,049

Retail-0.1%
eBay, Inc.(a)                                    93,480        2,250,064

Retail-General Merchandise-5.2%
Coldwater Creek, Inc.(a)                        258,570        5,153,300
Dick's Sporting Goods, Inc.(a)*                 234,260        8,529,407
Kohl's Corp.(a)                                 310,620       17,590,411
Lowe's Cos., Inc.*                            1,551,250       43,977,938
                                                             ------------
                                                              75,251,056


10 o ALLIANCEBERNSTEIN GROWTH FUND


                                            Shares or
                                            Principal
                                              Amount
Company                                        (000)       U.S. $ Value
-------------------------------------------------------------------------
Miscellaneous-4.6%
CB Richard Ellis Group, Inc. Class A(a)       1,016,770      $23,924,598
Iron Mountain, Inc.(a)*                         217,700        8,925,700
Strayer Education, Inc.*                         96,400       10,444,940
The Corporate Executive Board Co.               246,860       23,204,840
                                                             ------------
                                                              66,500,078
                                                             ------------
                                                             192,561,766

Energy-4.6%
Oil Service-4.6%
Nabors Industries, Ltd.(a)*                     265,700        9,384,524
Schlumberger, Ltd.*                             870,480       58,191,588
                                                             ------------
                                                              67,576,112

Aerospace & Defense-2.9%
Aerospace-2.9%
L-3 Communications Holdings, Inc.               102,000        7,512,300
The Boeing Co.                                  447,490       34,644,676
                                                             ------------
                                                              42,156,976

Consumer Manufacturing-2.1%
Building & Related-2.1%
NVR, Inc.(a)*                                    48,550       24,032,250
Toll Brothers, Inc.(a)                          260,300        6,655,871
                                                             ------------
                                                              30,688,121

Capital Goods-1.7%
Electrical Equipment-0.7%
Emerson Electric Co.                            120,160        9,483,027

Miscellaneous-1.0%
United Technologies Corp.                       236,590       14,713,532
                                                             ------------
                                                              24,196,559

Multi-Industry Companies-1.5%
Multi-Industry Companies-1.5%
Danaher Corp.*                                  341,900       22,291,880

Basic Industry-0.9%
Chemicals-0.9%
Monsanto Co.                                    300,020       12,897,860

Consumer Staples-0.6%
Retail-Food & Drug-0.6%
Whole Foods Market, Inc.*                       141,800        8,154,918

Total Common Stocks
  (cost $1,179,714,869)                                    1,448,451,628

SHORT-TERM INVESTMENT-0.6%
Time Deposit-0.6%
State Street Euro Dollar
  4.60%, 8/01/06
  (cost $8,412,000)                             $ 8,412        8,412,000


ALLIANCEBERNSTEIN GROWTH FUND o 11


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------
Total Investments Before Security Lending
Collateral-100.0%
  (cost $1,188,126,869)                                   $1,456,863,628
                                                          ---------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED-22.2%
Short-Term Investment
UBS Private Money Market Fund, LLC
  (cost $323,919,597)                       323,919,597      323,919,597
                                                          ---------------
Total Investments-122.2%
 (cost $1,512,046,466)                                     1,780,783,225
Other assets less liabilities-(22.2)%                       (323,094,632)
                                                          ---------------
Net Assets-100%                                           $1,457,688,593
                                                          ===============


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN GROWTH FUND


STATEMENT OF ASSETS & LIABILITIES
July 31, 2006

Assets
Investments in securities, at value
  (cost $1,512,046,466--including investment of
  cash collateral for securities loaned of $323,919,597)   $1,780,783,225(a)
Receivable for investment securities sold                      25,200,343
Receivable for shares of beneficial interest sold               8,118,962
Dividends and interest receivable                                 312,797
Total assets                                                1,814,415,327
Liabilities
Due to custodian                                                3,035,234
Payable for collateral on securities loaned                   323,919,597
Payable for investment securities purchased                    15,842,483
Payable for shares of beneficial interest redeemed             11,250,674
Advisory fee payable                                              936,719
Transfer Agent fee payable                                        551,061
Distribution fee payable                                          164,532
Accrued expenses and other liabilities                          1,026,434
Total liabilities                                             356,726,734
Net Assets                                                 $1,457,688,593
Composition of Net Assets
Shares of beneficial interest, at par                                $507
Additional paid-in capital                                  2,544,273,425
Accumulated net investment loss                                   (23,250)
Accumulated net realized loss on investment transactions   (1,355,294,771)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                 268,732,682
                                                           $1,457,688,593

Net Asset Value Per Share--unlimited shares authorized,
$.00001 par value

                                           Shares        Net Asset
Class                 Net Assets         Outstanding        Value
--------------------------------------------------------------------
A                    $933,449,429        28,346,919         $32.93*
B                    $322,043,467        14,204,572         $22.67
C                    $151,937,327         6,682,987         $22.73
Advisor              $  49,950,50        51,467,525         $34.04
R                    $    $10,946            332.20         $32.95
K                    $   $286,778             8,680         $33.04
I                    $    $10,141            305.65         $33.18


* The maximum offering price per share for Class A shares was $34.39 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $312,794,488 (see Note E).

     See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH FUND o 13


STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income
Dividends (net of foreign taxes withheld
of $186,481)                                        $9,138,893
Interest                                               300,575      $9,439,468
Expenses
Advisory fee                                        13,302,496
Distribution fee--Class A                            3,200,820
Distribution fee--Class B                            4,745,952
Distribution fee--Class C                            1,878,333
Distribution fee--Class R                                  222
Distribution fee--Class K                                  175
Transfer agency--Class A                             3,674,660
Transfer agency--Class B                             1,904,237
Transfer agency--Class C                               678,920
Transfer agency--Advisor Class                         150,695
Transfer agency--Class R                                    61
Transfer agency--Class K                                   145
Transfer agency--Class I                                    14
Printing                                             1,697,345
Custodian                                              378,217
Registration fees                                      116,586
Legal                                                   59,990
Audit                                                   58,187
Trustees' fees                                          37,000
Miscellaneous                                           92,619

Total expenses                                      31,976,674
Less: expense offset arrangement
  (see Note B)                                        (191,120)

Net expenses                                                        31,785,554
Net investment loss                                                (22,346,086)
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on investment
  transactions                                                     285,861,170
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     (384,419,527)
  Foreign currency denominated assets
    and liabilities                                                      1,637
Net loss on investment and foreign
  currency transactions                                            (98,556,720)
Net Decrease in Net Assets
  from Operations                                                $(120,902,806)


See notes to financial statements.


14 o ALLIANCEBERNSTEIN GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

Statement of Changes in Net Assets

                                              Year Ended          Year Ended
                                                July 31,            July 31,
                                                  2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                           $(22,346,086)       $(25,513,257)
Net realized gain on investment
  transactions                                 285,861,170         231,263,207
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities          (384,417,890)        175,225,066
Net increase (decrease) in net assets
  from operations                             (120,902,806)        380,975,016
Transactions in Shares of
Beneficial Interest
Net decrease                                  (310,197,512)       (418,715,624)
Total decrease                                (431,100,318)        (37,740,608)
Net Assets
Beginning of period                          1,888,788,911       1,926,529,519
End of period (including accumulated
  net investment loss of ($23,250)
  and ($28,620), respectively)              $1,457,688,593      $1,888,788,911


See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH FUND o 15


NOTES TO FINANCIAL STATEMENTS
July 31, 2006

NOTE A
Significant Accounting Policies
AllianceBernstein Growth Fund (the "Fund"), a series of The AllianceBernstein Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will automatically convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked

16 o ALLIANCEBERNSTEIN GROWTH FUND


Notes to Financial Statements

prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

ALLIANCEBERNSTEIN GROWTH FUND o 17


rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

18 o ALLIANCEBERNSTEIN GROWTH FUND


Notes to Financial Statements

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $3 billion, .70% of the next $1 billion, .65% of the next $1 billion, and .60% over $5 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc., (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABISmay make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,535,030 for the year ended July 31, 2006.

For the year ended July 31, 2006, the Fund's expenses were reduced by $191,120 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllicanceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28,302 from the sale of Class A shares and received $12,723, $247,596 and $12,403, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2006.

Brokerage commissions paid on investment transactions for the year ended July 31, 2006 amounted to $2,197,303, of which $19,012 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


ALLIANCEBERNSTEIN GROWTH FUND o 19


Accrued expenses includes $23,253 owed to a former trustee under the Trust's deferred compensation plan.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a "compensation" plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2006, were as follows:

                                          Purchases             Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)          $1,024,256,428       $1,372,501,756
U.S. government securities                         -0-                  -0-


20 o ALLIANCEBERNSTEIN GROWTH FUND


Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                               $1,512,736,024

Gross unrealized appreciation        $321,100,118
Gross unrealized depreciation         (53,052,917)
Net unrealized appreciation          $268,047,201

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the year ended July 31, 2006, the Fund had no transactions in written options.

2. Forward Currency Exchange Contracts
The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denomi-

ALLIANCEBERNSTEIN GROWTH FUND o 21


nated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E
Securities Lending
The Fund has entered into a securities lending agreement with UBS Securities LLC (formerly UBS Warburg LLC) (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2006, the Fund had loaned securities with a value of $312,794,488 and received cash collateral which was invested in a money market fund valued at $323,919,597 as included in the accompanying portfolio of investments. For the year ended July 31, 2006, the Fund earned fee income of $65,933 which is included in interest income in the accompanying statement of operations.


22 o ALLIANCEBERNSTEIN GROWTH FUND


Notes to Financial Statements

NOTE F
Shares of Beneficial Interest
Transactions in shares of beneficial interest for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                       July 31,       July 31,      July 31,        July 31,
                         2006           2005          2006            2005
Class A             ------------  ------------  --------------  --------------
Shares sold            1,852,059     1,781,597     $67,582,480     $55,694,831
Shares converted
  from Class B         3,253,740     4,309,832     118,679,153     138,663,827
Shares redeemed       (7,087,846)   (8,534,441)   (257,960,297)   (272,463,711)
Net decrease          (1,982,047)   (2,443,012)   $(71,698,664)   $(78,105,053)
Class B
Shares sold              848,405     1,203,604     $21,561,327     $26,538,483
Shares converted
  to Class A          (4,709,583)   (6,111,177)   (118,679,153)   (138,663,827)
Shares redeemed       (4,989,286)   (8,261,253)   (125,486,035)   (179,485,048)
Net decrease          (8,850,464)  (13,168,826)  $(222,603,861)  $(291,610,392)
Class C
Shares sold              498,421       520,449     $12,747,710     $11,491,823
Shares redeemed       (1,894,431)   (2,894,975)    (47,714,300)    (63,927,220)
Net decrease          (1,396,010)   (2,374,526)   $(34,966,590)   $(52,435,397)
Advisor Class
Shares sold              713,749       359,590     $27,604,017     $12,077,245
Shares redeemed         (230,095)     (260,966)     (8,818,874)     (8,692,925)
Net increase             483,654        98,624     $18,785,143      $3,384,320

                                      March 1,                        March 1,
                                    2005(a) to                      2005(a) to
                                 July 31, 2005                   July 31, 2005
-------------------------------------------------------------------------------
Class R
Shares sold                1,547           913         $56,668         $30,848
Shares redeemed           (2,128)           -0-        (73,490)             -0-
Net increase
  (decrease)                (581)          913        $(16,822)        $30,848
Class K
Shares sold                8,376           304        $303,282         $10,000
Net increase               8,376           304        $303,282         $10,000
Class I
Shares sold                   -0-          306             $-0-        $10,050
Net increase                  -0-          306             $-0-        $10,050
(a)Commencement of distribution.


ALLIANCEBERNSTEIN GROWTH FUND o 23


NOTE G
Risks Involved In Investing in the Fund
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2006.

NOTE I
Components of Accumulated Earnings (Deficit)
As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses         $(1,354,605,213)(a)
Unrealized appreciation/(depreciation)           268,043,124(b)
Total accumulated earnings/(deficit)         $(1,086,562,089)(c)

(a) On July 31, 2006, the Fund had a net capital loss carryforward of $1,354,605,213, of which $100,908,004 expires in the year 2009, $1,051,944,066 expires in the year 2010 and $201,753,143 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Fund utilized $284,343,973 of capital loss carryforward during the year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital distributions from investments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributed to deferred compensation.


24 o ALLIANCEBERNSTEIN GROWTH FUND


Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to net operating loss resulted in a decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.



ALLIANCEBERNSTEIN GROWTH FUND o 25


In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

26 o ALLIANCEBERNSTEIN GROWTH FUND


Notes to Financial Statements

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.


ALLIANCEBERNSTEIN GROWTH FUND o 27


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.


28 o ALLIANCEBERNSTEIN GROWTH FUND


Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K
Change of Independent Registered Public Accounting Firm
On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Trustees, including a majority of the Independent Trustees approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2005 and the year ended July 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

Note L
Recent Accounting Pronouncement
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GROWTH FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                                Class A
                                            ------------------------------------------------------------------------------
                                                                                   November 1,
                                                                                       2002 to         Year Ended
                                                      Year Ended July 31,             July 31,         October 31,
                                            -------------------------------------  -----------  -----------------------
                                                2006         2005         2004         2003(a)      2002         2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period         $ 35.67       $29.05       $26.18       $22.56       $27.40       $52.42
Income From Investment
  Operations
Net investment loss(b)                          (.36)        (.32)        (.31)(c)     (.21)        (.28)        (.22)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 (2.38)        6.94         3.18         3.83        (4.56)      (19.10)
Net increase (decrease) in
  net asset value from
  operations                                   (2.74)        6.62         2.87         3.62        (4.84)      (19.32)
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-          -0-          -0-          -0-       (5.70)
Net asset value,
  end of period                               $32.93       $35.67       $29.05       $26.18       $22.56       $27.40
Total Return
Total investment return
  based on net asset
value(d)                                       (7.68)%      22.79%       10.96%       16.05%      (17.66)%     (40.50)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $933,449   $1,081,725     $951,903     $835,657     $715,438     $874,604
Ratio to average
  net assets of:
  Expenses, net of waiver/
    reimbursement                               1.53%(e)(f)  1.49%        1.51%        1.66%(g)     1.49%        1.28%
  Expenses, before waiver/
    reimbursement                               1.53%(e)(f)  1.49%        1.52%        1.66%(g)     1.49%        1.28%
  Net investment loss                           (.98)%(e)   (1.02)%      (1.05)%(c)   (1.18)%(g)   (1.04)%       (.61)%
Portfolio turnover rate                           58%          41%          53%          29%          41%         115%

See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN GROWTH FUND



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Financial Highlights

                                                                                Class B
                                            ------------------------------------------------------------------------------
                                                                                   November 1,
                                                                                       2002 to         Year Ended
                                                      Year Ended July 31,             July 31,         October 31,
                                            -------------------------------------  -----------  -----------------------
                                                2006         2005         2004         2003(a)      2002         2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $24.74       $20.31       $18.44       $15.98       $19.56       $39.49
Income From Investment
  Operations
Net investment loss(b)                          (.45)        (.39)        (.37)(c)     (.23)        (.34)        (.34)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 (1.62)        4.82         2.24         2.69        (3.24)      (13.89)
Net increase (decrease) in
  net asset value from
  operations                                   (2.07)        4.43         1.87         2.46        (3.58)      (14.23)
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-          -0-          -0-          -0-       (5.70)
Net asset value,
  end of period                               $22.67       $24.74       $20.31       $18.44       $15.98       $19.56
Total Return
Total investment return
  based on net asset
  value(d)                                     (8.37)%      21.81%       10.14%       15.39%      (18.30)%     (40.93)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $322,044     $570,462     $736,526     $999,620   $1,131,628   $2,233,260
Ratio to average
  net assets of:
  Expenses, net of waiver/
    reimbursement                               2.30%(e)(f)  2.24%        2.26%        2.41%(g)     2.22%        2.00%
  Expenses, before waiver/
    reimbursement                               2.30%(e)(f)  2.24%        2.27%        2.41%(g)     2.22%        2.00%
  Net investment loss                          (1.77)%(e)   (1.77)%      (1.80)%(c)   (1.94)%(g)   (1.77)%      (1.31)%
Portfolio turnover rate                           58%          41%          53%          29%          41%         115%

See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 31



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                                Class C
                                            ------------------------------------------------------------------------------
                                                                                   November 1,
                                                                                       2002 to         Year Ended
                                                      Year Ended July 31,             July 31,         October 31,
                                            -------------------------------------  -----------  -----------------------
                                                2006         2005         2004         2003(a)      2002         2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $24.80       $20.35       $18.47       $16.00       $19.58       $39.52
Income From Investment
  Operations
Net investment loss(b)                          (.43)        (.38)        (.37)(c)     (.23)        (.33)        (.34)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 (1.64)        4.83         2.25         2.70        (3.25)      (13.90)
Net increase (decrease) in
  net asset value from
  operations                                   (2.07)        4.45         1.88         2.47        (3.58)      (14.24)
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-          -0-          -0-          -0-       (5.70)
Net asset value,
  end of period                               $22.73       $24.80       $20.35       $18.47       $16.00       $19.58
Total Return
Total investment return
  based on net asset
  value(d)                                     (8.35)%      21.87%       10.18%       15.44%      (18.28)%     (40.92)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $151,937     $200,381     $212,679     $236,358     $239,940     $419,382
Ratio to average
net assets of:
  Expenses, net of waiver/
    reimbursement                               2.25%(e)(f)  2.20%        2.22%        2.38%(g)     2.19%        1.98%
  Expenses, before waiver/
    reimbursement                               2.25%(e)(f)  2.20%        2.24%        2.38%(g)     2.19%        1.98%
  Net investment loss                          (1.71)%(e)   (1.73)%      (1.77)%(c)   (1.90)%(g)   (1.74)%      (1.29)%
Portfolio turnover rate                           58%          41%          53%          29%          41%         115%

See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN GROWTH FUND



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Financial Highlights

                                                                            Advisor Class
                                            ------------------------------------------------------------------------------
                                                                                   November 1,
                                                                                       2002 to         Year Ended
                                                      Year Ended July 31,             July 31,         October 31,
                                            -------------------------------------  -----------  -----------------------
                                                2006         2005         2004         2003(a)      2002         2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $36.76       $29.85       $26.81       $23.05       $27.92       $53.17
Income From Investment
  Operations
Net investment loss(b)                          (.24)        (.23)        (.23)(c)     (.16)        (.20)        (.11)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 (2.48)        7.14         3.27         3.92        (4.67)      (19.44)
Net increase (decrease) in
  net asset value from
  operations                                   (2.72)        6.91         3.04         3.76        (4.87)      (19.55)
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-          -0-          -0-          -0-       (5.70)
Net asset value,
  end of period                               $34.04       $36.76       $29.85       $26.81       $23.05       $27.92
Total Return
Total investment return
  based on net asset
  value(d)                                     (7.40)%      23.15%       11.34%       16.31%      (17.44)%     (40.34)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $49,951      $36,167      $26,422      $16,994      $10,433      $19,087
Ratio to average
  net assets of:
  Expenses, net of waiver/
    reimbursement                               1.20%(e)(f)  1.19%        1.21%        1.36%(g)     1.18%         .98%
  Expenses, before waiver/
    reimbursement                               1.20%(e)(f)  1.19%        1.22%        1.36%(g)     1.18%         .98%
  Net investment los                            (.63)%(e)    (.72)%       (.75)%(c)    (.87)%(g)    (.73)%       (.30)%
Portfolio turnover rate                           58%          41%          53%          29%          41%         115%

See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 33



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                     Class R
                                             ----------------------
                                                Year      March 1,
                                               Ended    2005(h) to
                                             July 31,     July 31,
                                                2006         2005
                                             ----------  ----------
Net asset value, beginning of period          $35.69       $32.88
Income From Investment Operations
Net investment loss(b)                          (.36)        (.11)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                 (2.38)        2.92
Net increase (decrease) in net asset
  value from operations                        (2.74)        2.81
Net asset value, end of period                $32.95       $35.69
Total Return
Total investment return based on
  net asset value(d)                           (7.68)%       8.55%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                $11          $32
Ratio to average net assets of:
  Expenses                                      1.50%(e)(f)  1.41%(g)
  Net investment loss                           (.94)%(e)    (.89)%(g)
Portfolio turnover rate                           58%          41%

See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN GROWTH FUND



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Financial Highlights

                                                     Class K
                                             ----------------------
                                                Year      March 1,
                                               Ended    2005(h) to
                                             July 31,     July 31,
                                                2006         2005
                                             ----------  ----------
Net asset value, beginning of period          $35.72       $32.88
Income From Investment Operations
Net investment loss(b)                          (.23)        (.08)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                 (2.45)        2.92
Net increase (decrease) in net asset
  value from operations                        (2.68)        2.84
Net asset value, end of period                $33.04       $35.72
Total Return
Total investment return based on
  net asset value(d)                           (7.50)%       8.64%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $287          $11
Ratio to average net assets of:
  Expenses                                      1.30%(e)(f)  1.09%(g)
  Net investment loss                           (.72)%(e)    (.62)%(g)
Portfolio turnover rate                           58%          41%

See footnote summary on page 36.



ALLIANCEBERNSTEIN GROWTH FUND o 35



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                     Class I
                                             ----------------------
                                                Year      March 1,
                                               Ended    2005(h) to
                                             July 31,     July 31,
                                                2006         2005
                                             ----------  ----------
Net asset value, beginning of period          $35.76       $32.88
Income From Investment Operations
Net investment loss(b)                          (.17)        (.05)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                 (2.41)        2.93
Net increase (decrease) in net asset
  value from operations                        (2.58)        2.88
Net asset value, end of period                $33.18       $35.76
Total Return
Total investment return based on
  net asset value(d)                           (7.22)%       8.76%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10          $11
Ratio to average net assets of:
  Expenses                                      1.02%(e)(f)   .86%(g)
  Net investment loss                           (.47)%(e)    (.39)%(g)
Portfolio turnover rate                           58%          41%


(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

              Year Ended
             July 31, 2006
-----------------------------
Class A           1.52%
Class B           2.29%
Class C           2.24%
Advisor Class     1.19%
Class R           1.49%
Class K           1.29%
Class I           1.01%

(g)  Annualized.

(h)  Commencement of distributions.

36 o ALLIANCEBERNSTEIN GROWTH FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Trustees and Shareholders
AllianceBernstein Growth Fund
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Fund as of July 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2005 and the financial highlights for each of the presented years and periods ended prior to August 1, 2005 were audited by other independent registered public accountants whose report thereon, dated September 16, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth Fund as of July 31, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
September 25, 2006


ALLIANCEBERNSTEIN GROWTH FUND o 37


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong(2), Vice President
Alan E. Levi(2), Vice President
Emilie D. Wrapp, Clerk
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer


Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm
KPMG LLP
345 Park Avenue
New York, NY 10154



(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Mr Alan Levi, a member of the Adviser's U.S. Growth Team, is the investment professional with the most significant responsibility for the day-to-day management of the Fund's portfolio.

38 o ALLIANCEBERNSTEIN GROWTH FUND


MANAGEMENT OF THE FUND

Board of Trustees Information
The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
    NAME, ADDRESS,                          PRINCIPAL                                  COMPLEX          TRUSTEESHIP
    DATE OF BIRTH,                         OCCUPATION(S)                             OVERSEEN BY          HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                             TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------
                                     >
INTERESTED TRUSTEE
Marc O. Mayer, ++                  Executive Vice President of the                        111           SCB Partners,
1345 Avenue of the                 Adviser since 2001 and Executive                                       Inc. and
Americas                           Managing Director of AllianceBernstein                                  SCB Inc.
New York, NY 10105                 Investments, Inc. since 2003;
10/2/57                            prior thereto he was head of
(2003)                             AllianceBernstein Institutional
                                   Investments, a unit of the Adviser
                                   from 2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior to 2001.

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #,+         Investment Adviser and an                               113                None
P.O. Box 5060                      Independent Consultant. He
Greenwich, CT 06831                was formerly Senior Manager
Chairman of the Board              of Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(2001)                             with which he had been associated
                                   since prior to 2001. He was for-
                                   merly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment Officer of
                                   the New York Bank for Savings.

Ruth Block, #, **                  Formerly Executive Vice                                 100                None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(2001)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insu-
                                   Director of Avon, BP (oil
                                   and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; Governor at Large,
                                   National Association of Securities
                                   Dealers, Inc.

ALLIANCEBERNSTEIN GROWTH FUND o 39

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
    NAME, ADDRESS,                          PRINCIPAL                                  COMPLEX          TRUSTEESHIP
    DATE OF BIRTH,                         OCCUPATION(S)                             OVERSEEN BY          HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                             TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------
                                     >
DISINTERESTED TRUSTEES
(continued)

David H. Dievler, #                Independent Consultant. Until                           112                None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation ("ACMC")
(2001)                             responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was a Senior
                                   Manager at Price Waterhouse &
                                   Co. Member of American Institute
                                   of Certified Public Accountants
                                   since 1953.

John H. Dobkin, #                  Consultant. Formerly President                          111                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            Senior Advisor from June 1999-
(2001)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   Director and Chairman of the Audit
                                   Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004.                          111            Asia Pacific
c/o AllianceBernstein L.P.         Formerly managing partner of                                            Fund, Inc.
Attention: Philip L. Kirstein      Lexington Capital, LLC (investment                                        and The
1345 Avenue of the                 advisory firm) from 1997 until                                          Merger Fund
Americas                           December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
1/26/44                            Mutual Fund Management
(2005)                             from 1987 until 1993.


40 o ALLIANCEBERNSTEIN GROWTH FUND


                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
    NAME, ADDRESS,                          PRINCIPAL                                  COMPLEX          TRUSTEESHIP
    DATE OF BIRTH,                         OCCUPATION(S)                             OVERSEEN BY          HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                             TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------
                                     >
DISINTERESTED TRUSTEES
(continued)
D. James Guzy, #                   Chairman of the Board of PLX                            111      Intel Corporation;
P.O. Box 128                       Technology (semi-conductors) and                                    Cirrus Logic
Glenbrook, NV 89413                of SRC Computers Inc., with which                                    Corporation
3/7/36                             he has been associated since prior                               (semi-conductors);
(2005)                             to 2001. He is also President of the                               and the Davis
                                   Arbor Company (private family                                         Selected
                                   investments).                                                         Advisors
                                                                                                         Group of
                                                                                                       Mutual Funds.
Nancy P. Jacklin, #                Formerly U.S. Executive Director of                     111
4046 Chancery Court, NW            the International Monetary Fund
Washington, DC 20007               (December 2002-May 2006); partner,
5/22/48                            Clifford Chance (1992-2002); Senior
(2006)                             Counsel, International Banking and
                                   Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel (International),
                                   Federal Reserve Board of Governors
                                    (1982-1985); and Attorney Advisor,
                                   U.S. Department of the Treasury
                                    (1973-1982). Member of the Bar of
                                   the District of Columbia and of
                                   New York; member of the Council
                                   on Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                  111           The George
220 Montgomery Street              since prior to 2001. From 2003 until                              Lucas Educational
Penthouse 10                       May 31, 2006, he was CEO of Toppan                                 Foundation; and
San Francisco, CA 94104            Photomasks, Inc. (semi-conductor                                       National
10/10/41                           manufacturing services), Austin, Texas.                             Datacast, Inc.
(2005)




ALLIANCEBERNSTEIN GROWTH FUND o 41


*   There is no stated term of office for the Fund's Trustees.

** Ms.Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+    Member of the Fair Value Pricing Committee.


42 o ALLIANCEBERNSTEIN GROWTH FUND


Officers of the Trust
Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                  POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the Alliance
                              Compliance Officer            Bernstein Funds, with which he has been
                                                            associated since October 2004. Prior
                                                            thereto, he was Of Counsel to Kirkpatrick
                                                            & Lockhart, LLP from October 2003 to
                                                            October 2004, and General Counsel of
                                                            Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2001 until March 2003.

Thomas J. Bardong             Vice President                Senior Vice President of the Adviser**,
4/28/45                                                     with which he has been associated since
                                                            prior to 2001.

Alan E. Levi                  Vice President                Senior Vice President of the Adviser**,
9/27/49                                                     with which he has been associated since
                                                            prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General
11/13/55                                                    Counsel and Assistant Secretary of
                                                            AllianceBernstein Investments, Inc.
                                                            ("ABI")**, with which she has been
                                                            associated since prior to 2001.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein
3/28/59                       Financial Officer             Investor Services, Inc. ("ABIS")**, with
                                                            which he has been associated since prior
                                                            to 2001.

Vincent S. Noto               Controller                    Vice President of ABIS**, with which he
12/14/64                                                    has been associated since prior to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, SCB & Co., ABI and ABIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN GROWTH FUND o 43


Information Regarding the Review and Approval of the Fund's Advisory Agreement In this disclosure, the term "Trust" refers to The AllianceBernstein Portfolios, and the term "Fund" refers to AllianceBernstein Growth Fund.

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in two private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

44 o ALLIANCEBERNSTEIN GROWTH FUND


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider

ALLIANCEBERNSTEIN GROWTH FUND o 45


and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser
The trustees noted that, under the Advisory Agreement, the Adviser, subject to the control of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Fund.

The trustees also considered that the Advisory Agreement does not provide that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality

46 o ALLIANCEBERNSTEIN GROWTH FUND


of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2006 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrange-

ALLIANCEBERNSTEIN GROWTH FUND o 47


ments are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The trustees noted that the Adviser had made a recent presentation to the trustees detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 9 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 83 to 25 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3, 5- and 10-year periods. The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Russell 3000 Growth Index (the "Index") for periods ended December 31, 2005 over the 1-, 3-, 5-, 10-year and since inception periods (September 1990 inception). The trustees noted that in the Performance Group comparison the Fund was in the 3rd quintile in the 1- and 3-year periods and 4th quintile in the 5- and 10-year periods, and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1- and 3-year periods and 3rd quintile in the 5- and 10-year periods. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

48 o ALLIANCEBERNSTEIN GROWTH FUND


Advisory Fees and Other Expenses
The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The trustees also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The

ALLIANCEBERNSTEIN GROWTH FUND o 49


trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was slightly higher than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund. The trustees also noted that the Fund's total expense ratio was materially higher than the Expense Group median and somewhat higher than the Expense Universe median. The trustees also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The trustees concluded that the Fund's expense ratio was acceptable.

Economies of Scale
The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


50 o ALLIANCEBERNSTEIN GROWTH FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)
The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and The AllianceBernstein Portfolios (the "Trust") in respect of AllianceBernstein Growth Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services;

  2.  Management fees charged by other mutual fund companies for like services;

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

  4. Profit margins of the Adviser and its affiliates from supplying such services;

  5.  Possible economies of scale as the Fund grows larger; and

  6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES & EXPENSE RATIOS
The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1   It should be noted that the information in the fee summary was completed on
June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2   Future references to the Fund do not include "AllianceBernstein."

ALLIANCEBERNSTEIN GROWTH FUND o 51


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

              Net Assets              Advisory Fee
               02/28/06           Based on % of Average
Category      (million)             Daily Net Assets                Fund
-------------------------------------------------------------------------------
Growth         $1,841.7          75 bp on 1st $2.5 billion       Growth Fund
                                 65 bp on next $2.5 billion
                                 60 bp on the balance

Set forth below are the Fund's total expense ratios for the most recently completed fiscal year:

Fund                              Total Expense Ratio           Fiscal Year End
-------------------------------------------------------------------------------
Growth Fund                         Class A     1.59%                July 31
                                    Class B     2.34%
                                    Class C     2.31%
                                    Class R    1.52%
                                    Class K     1.39%
                                    Class I     1.07%
                                    Adv. Class  1.30%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction,

3   Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

52 o ALLIANCEBERNSTEIN GROWTH FUND


particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

               Net Assets   AllianceBernstein ("AB")    Effective      Fund
                 02/28/06   Institutional ("Inst.")      AB Inst.    Advisory
Fund              ($MIL)          Fee Schedule          Adv. Fee       Fee(4)
-------------------------------------------------------------------------------
Growth Fund      $1,841.7    U.S. Growth                  0.268%       0.750%
                             80 bp on 1st $25 million
                             50 bp on next $25 million
                             40 bp on next $50 million
                             30 bp on next $100 million
                             25 bp on the balance
                             Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                AVPS Portfolio                        Fee Schedule
-------------------------------------------------------------------------------
Growth Fund         Growth Portfolio                0.75% on first $2.5 billion
                                                    0.65% on next $2.5 billion
                                                    0.60% on the balance

4   Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

ALLIANCEBERNSTEIN GROWTH FUND o 53


The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                             Fee
--------------------------------------
Equity Growth                    1.50%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                              Effective      Lipper
                              Management     Group
Fund                              Fee        Median        Rank
-------------------------------------------------------------------------------
Growth Fund                      0.750        0.724         8/9

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(7) and Lipper Expense Universe.(8) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same invest

5   The "all-in" fee shown is for the class A shares of Equity Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.

6   The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

7   Lipper uses the following criteria in screening funds to be included in the
Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

8   Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

54 o ALLIANCEBERNSTEIN GROWTH FUND


ment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

               Expense     Lipper      Lipper    Lipper       Lipper
                 Ratio      Group      Group    Universe     Universe
Fund           (%)(9)     Median (%)    Rank   Median (%)      Rank
-------------------------------------------------------------------------------
Growth Fund      1.490     1.350         8/9      1.417        37/63

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund for calendar year 2005 was equal to that in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

9   The total expense ratio shown is for the Fund's Class A shares.

ALLIANCEBERNSTEIN GROWTH FUND o 55


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(10)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                        Amount Received
--------------------------------------------
Growth Fund                     $23,583

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                    12b-1 Fees Received                 CDSC Received
-------------------------------------------------------------------------------
Growth Fund                 $11,591,528                        $447,612

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                          ABIS Fee(11)
--------------------------------------------
Growth Fund                    $4,226,165


10 ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

11 The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.

56 o ALLIANCEBERNSTEIN GROWTH FUND


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

ALLIANCEBERNSTEIN GROWTH FUND o 57


The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the periods ended December 31, 2005:

Growth Fund                     Group     Universe
---------------------------------------------------
   1 year                        4/9        27/83
   3 year                        4/9        19/72
   5 year                        5/8        30/62
   10 year                       6/8        13/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark:(16)

                                   Periods Ending December 31, 2005
                                           Annualized Performance
-------------------------------------------------------------------------------
                                 1          3         5         10     Since
Fund                            Year      Year       Year      Year   Inception
-------------------------------------------------------------------------------
Growth Fund                    11.64      20.09      -1.37     6.73    12.82
Russell 3000 Growth Index       5.17      13.78      -3.15     6.48    10.33

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006

12  The performance rankings are for the Class A shares of the Fund.

13  The Lipper Performance Group is identical to the Lipper Expense Group.

14 For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

15  The performance returns shown are for the Class A shares of the Fund.

16 The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

58 o ALLIANCEBERNSTEIN GROWTH FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
-------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------
Blended Style Funds
-------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------
Growth Funds
-------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International
Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-------------------------------------------
Value Funds
-------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

-------------------------------------------
Taxable Bond Funds
-------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------
Municipal Bond Funds
-------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

-------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------
Closed-End Funds
-------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------------------
Retirement Strategies Funds
-------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GROWTH FUND o 59


NOTES

60 o ALLIANCEBERNSTEIN GROWTH FUND


NOTES

ALLIANCEBERNSTEIN GROWTH FUND o 61


ALLIANCEBERNSTEIN GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

GRO-0151-0706


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP for the Fund's 2005 fiscal year and KPMG LLP for the Fund's 2006 fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                              Audit-Related
                              Audit Fees           Fees             Tax Fees
-------------------------------------------------------------------------------
               2005            $42,000            $3,680            $6,100
               2006            $32,500            $    0            $7,000


(d)     Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):


                                                            Total Amount of
                                                         Foregoing Column Pre-
                                                         approved by the Audit
                                    All Fees for              Committee
                                 Non-Audit Services      (Portion Comprised of
                                  Provided to the         Audit Related Fees)
                              Portfolio, the Adviser    (Portion Comprised of
                              and Service Affiliates           Tax Fees)
-------------------------------------------------------------------------------
                   2005             $812,555                  [ $9,780 ]
                                                              ( $3,680 )
                                                              ( $6,100 )
                   2006 *         $6,470,703                  [ $7,000 ]
                                                              ( $    0 )
                                                              ( $7,000 )


*On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.vSCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------
12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)    Certification of Principal Executive Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)    Certification of Principal Financial Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The AllianceBernstein Portfolios


By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:         September 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:         September 28, 2006



By:           /s/ Joseph J. Mantineo
              Joseph J. Mantineo
              Treasurer and Chief Financial Officer

Date:         September 28, 2006